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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 8, 1997
                                                --------------------------------


                           MELAMINE CHEMICALS, INC.
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            (Exact name of registrant as specified in its charter


        DELAWARE                         0-16032                 64-0475913
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                         Identification No.


     HIGHWAY 18 WEST
DONALDSONVILLE, LOUISIANA                                           70346
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(Address of principal executive officer)                          (Zip Code)



Registrant's telephone number, including area code          (504)473-3121
                                                   -----------------------------
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ITEM 5. OTHER EVENTS

        On September 8, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibits.

        99.     Press release dated September 8, 1997.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.



Date:  September 8, 1997                /s/ WAYNE D. DELEO
                                        ----------------------------------------
                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer




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                              INDEX TO EXHIBITS


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Exhibit                                                              Page
  No.                              Exhibit                          Number
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
  99             Press Release dated September 8, 1997                5
